SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 5, 2001

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-12131                 13-3873272
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


         8100 AMF Drive, Richmond, Virginia               23111
      (Address of principal executive offices)          (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

On February 5, 2001, AMF Bowling, Inc. ("AMF Bowling"), the parent of the registrant, announced that the Securities and Exchange Commission's Division of Enforcement ("SEC") has advised AMF Bowling that it terminated an investigation of the financial statements and accounting practices and policies of AMF Bowling and its subsidiaries. A copy of the announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit               Description

99.1                  Announcement regarding termination of SEC investigation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      February 6, 2001                    AMF BOWLING WORLDWIDE, INC.

                                      By:     /s/ Stephen E. Hare
                                              ---------------------------------
                                              Stephen E. Hare
                                              Executive Vice President and
                                              Chief Financial Officer